================================================================================


                         CERTIFICATE PURCHASE AGREEMENT


                                      among


                            THE PARTIES SET FORTH ON
                           THE SIGNATURE PAGES HEREOF
                                  as Purchasers


                               SSC MASTER TRUST I
                                    as Issuer


                        J.G. WENTWORTH RECEIVABLES I LLC
                                    as Seller

                                       and

                         PNC BANK, NATIONAL ASSOCIATION,
                                   as Trustee



      $59,518,980 7.80 % CLASS A STRUCTURED SETTLEMENT-BACKED PASS-THROUGH
                        TRUST CERTIFICATES, SERIES 1997-1



                            Dated as of June 13, 1997


================================================================================


                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
ARTICLE I
         DEFINITIONS..............................................................................................1
         SECTION 1.01  Certain Defined Terms......................................................................1
         SECTION 1.02  Other Definitional Provisions..............................................................2

ARTICLE II
         PURCHASE AND SALE........................................................................................3
         SECTION 2.01  Purchase and Sale of the Class A Certificates..............................................3

ARTICLE III.......................................................................................................3
CONDITIONS PRECEDENT TO
         OBLIGATION OF THE PURCHASERS.............................................................................3
         SECTION 3.01  Conditions.................................................................................3

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE SELLER.............................................................5
         SECTION 4.01  Reaffirmation..............................................................................6
         SECTION 4.02  Authority, etc.............................................................................6
         SECTION 4.03  Series 19971 Certificates..................................................................6
         SECTION 4.04  Investment Company Act.....................................................................7
         SECTION 4.05  Offering of Certificates...................................................................7
         SECTION 4.06  Full Disclosure............................................................................7
         SECTION 4.07  The Company; Seller Membership.............................................................7
         SECTION 4.08  CUSIP No.; Brokerage Fees..................................................................7

ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE............................................................7
         SECTION 5.01  Pooling and Servicing Agreement............................................................8
         SECTION 5.02  Authority, etc.............................................................................8

ARTICLE VI
         REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.........................................................8
         SECTION 6.01  Representations and Warranties.............................................................8

ARTICLE VII
         INDEMNIFICATION.........................................................................................17
         SECTION 7.01  Indemnification by the Seller.............................................................17

ARTICLE VIII
         MISCELLANEOUS...........................................................................................17
         SECTION 8.01  Amendments; etc...........................................................................17



         SECTION 8.02  Notices...................................................................................17
         SECTION 8.03  No Waiver; Remedies.......................................................................18
         SECTION 8.04  Governing Law.............................................................................18
         SECTION 8.05  No Proceedings............................................................................18
         SECTION 8.06  WAIVER OF RIGHT TO JURY TRIAL.............................................................18
         SECTION 8.07  Binding Effect............................................................................18
         SECTION 8.08  Execution in Counterparts.................................................................18
         SECTION 8.09  Survival..................................................................................18
         SECTION 8.10  Limitations on Liability..................................................................19



SCHEDULE I --              ERISA Exceptions
SCHEDULE II --             Form of Benefit Plan Disclosure Letter

EXHIBIT A --               Form of Seller Order
EXHIBIT B --               Trustee Account Information
EXHIBIT C --               List of Closing Documents

          CERTIFICATE PURCHASE AGREEMENT (this "Agreement") dated as of
June 13, 1997, among THE PERSONS SET FORTH ON THE SIGNATURE PAGES HERETO AS PURCHASERS (each a "Purchaser" and collectively the "Purchasers"), SSC MASTER TRUST I, a trust organized under the laws of the State of Delaware (the "Issuer"), J.G. WENTWORTH RECEIVABLES I LLC, a Delaware limited liability company (the "Seller"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely in its capacity as trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Issuer has authorized and executed, and the Trustee has authenticated, the Series 1997-1 Certificates in accordance with a Seller Order; and

         WHEREAS, subject to the terms and conditions of this Agreement and the Series Supplement and pursuant to such Seller Order, the Issuer desires to sell to the Purchasers, and the Purchasers desire to purchase from the Issuer, Class A Certificates as hereafter provided;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings set forth, or incorporated by reference, in the Series Supplement or the Pooling and Servicing Agreement, as applicable. Additionally, the following terms shall have the following meanings:

         "Class A Certificates" has the meaning specified in Section 2.01(b) hereof.

         "Closing" has the meaning specified in Section 2.01(a) hereof.

         "Closing Date" has the meaning specified in Section 2.01(a) hereof.

         "Commitment" means, as to any Purchaser, the obligation of such Purchaser to purchase Class A Certificates in an Aggregate Principal Balance equal to the amount set forth opposite such Purchaser's name on the signature pages hereto.

         "Company" means J.G. Wentworth S.S.C. Limited Partnership, a Delaware limited partnership.

         "Indemnified Losses" has the meaning specified in Section 7.01 hereof.

         "Indemnified Party" has the meaning specified in Section 7.01 hereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of June 13, 1997 among J.G. Wentworth Receivables I LLC, as the Seller, J.G. Wentworth & Company, Inc., as the Initial Master Servicer, and PNC Bank, National Association, as Trustee, as the same may be amended, restated, modified or otherwise supplemented from time to time.

         "PPM" has the meaning specified in Section 4.06 hereof.

         "Preliminary PPM" has the meaning specified in Section 4.06 hereof.

         "Purchase Price" has the meaning specified in Section 2.01(b) hereof.

         "Purchaser Group" means the group of Purchasers set forth underneath such heading on the signature pages hereto.

         "Series Supplement" means the Series 1997-1 Supplement to the Pooling and Servicing Agreement dated as of June 13, 1997 among the Seller, the Master Servicer and the Trustee, as the same may be amended, restated, modified or otherwise supplemented from time to time.

         SECTION 1.02 Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and the Appendix in or to this Agreement unless otherwise specified.

                                   ARTICLE II


                                PURCHASE AND SALE

         SECTION 2.01 Purchase and Sale of the Class A Certificates. (a) The closing (the "Closing") of the purchase and sale of the Class A Certificates shall take place at 10:00 a.m., New York time at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, on June 13, 1997, or if the conditions to closing set forth in Article III of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

         (b) On the Closing Date, pursuant to a Seller Order (a copy of which is attached hereto as Exhibit A), the Issuer (acting through the Trustee) shall issue, sell, transfer and deliver to each Purchaser, and each Purchaser severally agrees to purchase at the Closing, Series 1997-1 Class A Certificates (collectively, the "Class A Certificates") for a purchase price ("Purchase Price") equal with respect to each Purchaser, such Purchaser's Commitment. Without limiting any other provision of this Agreement, the obligation of each Purchaser to purchase the Class A Certificates on the Closing Date is subject to the satisfaction of the conditions precedent set forth in Article III hereof.

         (c) The Purchase Price for each Class A Certificate shall be payable in full at Closing and shall be made in immediately available funds in U.S. Dollars to the account of the Trustee specified in Exhibit B hereto.

         (d) On the Closing Date, the Trustee will deliver to each Purchaser a Class A Certificate, dated the Closing Date, in the name of each such Purchaser and in an original Principal Balance equal to the Purchase Price paid by such Purchaser therefor, duly authenticated in accordance with the provisions of the Pooling and Servicing Agreement against delivery by such Purchaser, to the Seller of the Purchase Price for such Purchaser's respective Class A Certificates in accordance with clause (c) above.


                                   ARTICLE III

                             CONDITIONS PRECEDENT TO
                          OBLIGATION OF THE PURCHASERS

         SECTION 3.01 Conditions. The obligation of any Purchaser to purchase and pay for the Class A Certificates on the Closing Date is subject to the satisfaction at the time of the Closing of the following conditions:

         (a) Documents. Each of the documents on Exhibit C attached hereto has been duly authorized, executed and delivered by the signatories thereto (other than the Purchasers) and copies thereof (in form and substance satisfactory to the Control Party) have been delivered to the Trustee.

         (b) Performance of Obligations. All the terms, covenants, agreements and conditions of the Pooling and Servicing Agreement, the Series Supplement, the Seller Purchase Agreement, the Revolving Credit Agreement, the Intercreditor Agreement and this Agreement to be complied with and performed by the Seller and the Master Servicer for Series 1997-1 at or before the Closing shall have been complied with and performed in all respects.

         (c) Representations and Warranties. Each of the representations and warranties of the Seller and the Master Servicer for Series 1997-1 made in the Pooling and Servicing Agreement, the Series Supplement, the Seller Purchase Agreement, the Revolving Credit Agreement, the Intercreditor Agreement and this Agreement shall be true and correct in all material respects as of the time of the Closing (except to the extent they expressly relate to an earlier or later time).

         (d) No Significant Event. On the Closing Date and after giving effect to the purchase of Class A Certificates contemplated herein, no Significant Event, Potential Significant Event or Series Significant Event (or any event or condition which with the giving of notice or passage of time, or both, would constitute a Series Significant Event) with respect to any Series shall have occurred and be continuing at Closing or would result from the transactions contemplated under the Operative Documents.

         (e) Effectiveness of Operative Documents. The Operative Documents with respect to Series 1997-1, including, without limitation, the Pooling and Servicing Agreement, the Series Supplement and the Intercreditor Agreement, shall become effective pursuant to their terms.

         (f) Issuance of Class B Certificates. Prior to, or simultaneously with, the purchase of the Class A Certificates by the Purchasers, the Class B Certificates shall be issued and shall be executed and delivered by the Issuer to the Seller.

         (g) Documentation for Purchasers. Each Purchaser shall have received an original signed copy of each certificate required to be delivered to the Trustee or the Placement Agent in accordance with Section 5.01(a), (b) and (c) of the Series Supplement.

         (h) Opinions. Each Purchaser shall have received an original signed copy of each opinion of counsel delivered on the Closing Date in connection with the Pooling and Servicing Agreement and the Series Supplement.

         (i) Rating of Certificates. Each Purchaser shall have received written notice from the Rating Agencies that the Class A Certificates shall have been rated by Duff & Phelps and Moody's A and A2, respectively.

         (j) No Change in Financial Markets. There shall have not occurred at any time on or after the date hereof any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) any other change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, but with respect to any such event specified in clause (iii) or (iv) only if such event makes it impracticable to proceed with the offering or the delivery of the Class A Certificates on the terms and in the manner contemplated hereby.

         (k) Legal Investment. At the Closing Date, (i) the Class A Certificates to be purchased by each Purchaser will be a legal investment for such Purchaser under the laws of each jurisdiction to which such Purchaser may be subject, without resort to any so-called basket provision of said laws such as Section 1405(a)(8) of the New York Insurance Law, (ii) the purchase of and payment for said Class A Certificates by each Purchaser will not violate any applicable law or governmental regulation and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or regulation and (iii) each Purchaser shall have received such certificates or other evidence as such Purchaser may reasonably request supporting the foregoing.

         (l) Other Purchasers. As to any Purchaser, each other Purchaser shall have purchased and made payment for the aggregate principal amount of the Class A Certificates to be purchased by such other Purchaser pursuant hereto.

         (m) Other Documents. Each Purchaser shall have received such other information, documents, certificates and opinions as any Purchaser or special counsel may reasonably request, all in form and substance reasonably satisfactory to the Person requesting the same.

         If any condition specified in this Article III shall not have been satisfied when and as required in this Agreement, any Purchaser may, by notice to the Issuer at any time prior to the Closing Date, terminate such Purchaser's obligation to purchase the Class A Certificates pursuant to this Agreement. Notice of such termination shall be given to the Issuer in writing or by telephone promptly confirmed in writing. Forthwith upon receipt of any such termination notice, the Issuer shall give each other Purchaser written notice thereof.

         Upon the purchase and payment by the Purchasers of the Class A Certificates, each of the conditions set forth in this Section 3.01 shall be irrevocably deemed to have been satisfied.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         As of the Closing Date, the Seller hereby makes the following representations and warranties to the Purchasers and the Trustee, on which the Purchasers and the Trustee shall rely in purchasing the Class A Certificates.

         SECTION 4.01 Reaffirmation. The Seller hereby remakes and reaffirms to the Purchasers and the Trustee the representations and warranties of the Seller set forth in Section 2.03 of the Pooling and Servicing Agreement and, with respect to the Series 1997-1 Receivables, in Section 3.03 of the Series Supplement and hereby represents and warrants that such representations and warranties are true and correct in all material respects as of the date hereof (unless such representations and warranties specifically refer to an earlier or later date).

         SECTION 4.02 Authority, etc. (a) The execution, delivery and performance by the Seller of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Seller or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement (excluding this Agreement) or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of any Requirement of Law applicable to the Seller, except, in each case, where such conflict, breach, default, creation or imposition of any Lien or violation does not have, and could not reasonably be expected to have, a Material Adverse Effect.

         (b) All approvals, authorizations or consents of any Person or of any Governmental Authority required to be obtained by the Seller in connection with the execution and delivery of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby have been obtained.

         (c) This Agreement has been duly authorized, executed and delivered by the Seller and this Agreement is the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject as to enforcement of bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         SECTION 4.03 Series 1997-1 Certificates. The Seller has duly and validly authorized and instructed the Trustee to execute, authenticate, sell and/or distribute the Series 1997-1 Certificates in accordance with the terms of the Pooling and Servicing Agreement and the Series Supplement. The Series 1997-1 Certificates, when executed and authenticated by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Series Supplement and, in the case of the Class A Certificates delivered to the Purchasers and paid for by the Purchasers in accordance with this Agreement or in the case of the Class B Certificates delivered to the Seller in partial consideration for the Transfer of the Series 1997-1 Trust Property in accordance with the Seller Order, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Pooling and Servicing Agreement and the Series Supplement.

         SECTION 4.04 Investment Company Act. As of the Closing Date, neither the Trust nor the Seller is, nor would the issuance of the Series 1997-1 Certificates pursuant to the terms hereof and of the Pooling and Servicing Agreement and Series Supplement cause the Trust or the Seller to become, an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.05 Offering of Certificates. Assuming all of the representations and warranties of each Purchaser in Article VI hereof and in any other certificate delivered by the Purchaser on the Closing Date are true and correct in all material respects, the offer and sale of the Series 1997-1 Certificates pursuant to the terms hereof and of the Pooling and Servicing Agreement and Series Supplement are not required to be registered under Section 5 of the Act pursuant to Section 4(2) of the Act.

         SECTION 4.06 Full Disclosure. All written factual information heretofore furnished by the Seller to the Trustee and the Purchasers (including, without limitation, the Confidential Private Placement Memorandum dated June 11, 1997 (the "PPM") but specifically excluding any earlier draft of the PPM including the Preliminary Confidential Placement Memorandum, ("Preliminary PPM") dated June 5, 1997) for the purposes of or in connection with this Agreement and the offer and sale of the Series 1997-1 Certificates was true and correct in all material respects and did not fail to state any material fact or statement which would make any such information materially misleading in light of the circumstances in which any such disclosure was made, in either case, on the date as of which such information was stated or certified and remains true and correct in all material respects as of the time of Closing.

         SECTION 4.07 The Company; Seller Membership. To the best of Seller's knowledge after due inquiry, the Company is and will be solvent and able to pay its debts as they come due, and has and will have adequate capital. On the date hereof the Seller's sole members are (i) the Company, (ii) Andrew L. Stidd and
(iii) Kevin P. Burns.

         SECTION 4.08 CUSIP No.; Brokerage Fees. The Corporate CUSIP Number for the Class A Certificates is 7846SE. In marketing, distributing and selling the Series 1997-1 Certificates, the Seller has not used the services of any broker, dealer, underwriter or placement agent other than ING Baring (U.S.) Securities, Inc. ("ING Barings") and no sales commissions, underwriting fees or other similar amounts are payable to any Person other than ING Barings, as Placement Agent.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE

         As of the Closing Date, the Trustee makes the following representations and warranties to the Purchasers, on which the Purchasers shall rely in purchasing the Class A Certificates.

         SECTION 5.01 Pooling and Servicing Agreement. The Trustee hereby remakes and reaffirms to the Purchasers the representations and warranties of the Trustee set forth in Section 11.14 of the Pooling and Servicing Agreement, and hereby further represents and warrants that such representations and warranties are true and correct as of the date hereof (unless such representations and warranties specifically refer to an earlier or later date).

         SECTION 5.02 Authority, etc. (a) The Trustee has full power, authority and right to execute, deliver and perform the Pooling and Servicing Agreement and the Series Supplement and to execute, authenticate and deliver the Series 1997-1 Certificates.

         (b) The Pooling and Servicing Agreement, the Series Supplement and the Series 1997-1 Certificates have each been duly executed by the Trustee, and each of the Pooling and Servicing Agreement and the Supplement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except as such enforceability may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit in equity or at law).


                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

         SECTION 6.01 Representations and Warranties. For so long as any Purchaser shall hold any Class A Certificate, such Purchaser hereby represents and warrants to each of the Trustee, the Trust, the Placement Agent, the Master Servicer and the Seller, that:

         (a) (i) it has made its own independent evaluation of the risks and merits of purchasing the Class A Certificates and has had the opportunity to ask questions and to obtain such information as it has deemed appropriate to make an informed investment decision regarding the Class A Certificates and (ii) it has not relied on the Preliminary PPM (or any earlier version) or any of the information contained therein in making its investment decision regarding the Class A Certificates.

         (b) The Purchaser is an "accredited investor" as defined in Rule 501
(a)(1) or (3) of Regulation D (an "Institutional Accredited Investor") promulgated by the Securities and Exchange Commission (the "Commission") under the Act, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Certificates and is aware that it may be required to, and is able to, bear the economic risk of such investment for an indefinite period of time.


         (c) The Purchaser understands that the Class A Certificates have not been and will not be registered under the Act, and have not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Class A Certificates has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body. The Purchaser further understands that the Class A Certificates may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except as permitted herein and under the Pooling and Servicing Agreement and the Series Supplement.

         (d) The Purchaser is acquiring the Class A Certificates for its own account, for investment, and without a view to any distribution, resale or other transfer thereof except as contemplated in the following provisions.

     (i) The Purchaser will not resell or otherwise transfer any of the Class A Certificates unless such resale or transfer is made:

         (A) to the Seller;

         (B) in the United States of America to Institutional Accredited Investors (or, in the case of any such sale to an Affiliated Entity or the Company or an Affiliate thereof, to an Accredited Investor) in a transaction exempt from the registration requirements of the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and the Seller (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Seller, an opinion confirming the availability of such exemptions to any such sale or transfer, rendered by a nationally recognized law firm and in form and substance satisfactory to the Trustee and/or the Seller, as the case may be;

         (C) in the United States of America to a transferee that such Purchaser reasonably believes is a Qualified Institutional Buyer purchasing such Class A Certificates for its own account or for the account of another Person that is a Qualified Institutional Buyer in a transaction exempt from the registration requirements of the Act pursuant to Rule 144A thereunder, and which transferee is aware that the proposed sale or transfer is being made in reliance on Rule 144A under the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and the Seller (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Seller, an opinion confirming the availability of such exemptions to any such sale or transfer, rendered by a nationally recognized law firm and in form and substance satisfactory to the Trustee and/or the Seller, as the case may be; or

         (D) in the United States of America to a transferee to whom such sale or transfer is being made in reliance on Rule 144 under the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and the Seller (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Seller, an opinion confirming the availability of such exemptions to any such sale or transfer, rendered by a nationally recognized law firm and in form and substance satisfactory to the Trustee and/or the Seller, as the case may be, and

         (E) in any event, the Certificate Registrar and Transfer Agent shall have received, prior to the date of any such proposed sale or transfer, a written instrument of sale executed by the Trustee.

     (ii) The Class A Certificates shall bear a legend regarding the restrictions on transfer as set forth herein which shall be substantially to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY ACCEPTING THIS CERTIFICATE, AGREES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAWS AND ONLY:

         (A) TO J.G. WENTWORTH RECEIVABLES I LLC (THE "SELLER");

         (B) IN THE UNITED STATES OF AMERICA TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) OR (3) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT ("REGULATION D") (OR, IN THE CASE OF A SALE TO J. G. WENTWORTH & COMPANY, INC. (THE "COMPANY") OR ANY OF ITS DIRECT AND INDIRECT SUBSIDIARIES AND AFFILIATES, OR TO J.G. WENTWORTH S.S.C. LIMITED PARTNERSHIP (THE "PARTNERSHIP") OR AN AFFILIATE THEREOF, TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) OF REGULATION D) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO PNC BANK, NATIONAL ASSOCIATION OR ANY SUCCESSOR (THE "TRUSTEE") AND THE SELLER (OR ANY DESIGNATED AGENT

             OF EITHER OF THE

             FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE SELLER, AN OPINION CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, RENDERED BY A NATIONALLY RECOGNIZED LAW FIRM AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND/OR THE SELLER, AS THE CASE MAY BE;

         (C) IN THE UNITED STATES OF AMERICA TO A TRANSFEREE THAT SUCH PURCHASER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE ACT (A "QUALIFIED INSTITUTIONAL BUYER") PURCHASING SUCH SERIES 1997-1 CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A THEREUNDER, AND WHICH TRANSFEREE IS AWARE THAT THE PROPOSED SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO THE TRUSTEE AND THE SELLER (OR ANY DESIGNATED AGENT OF EITHER OF THE FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE SELLER, AN OPINION CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, RENDERED BY A NATIONALLY RECOGNIZED LAW FIRM AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND/OR THE SELLER, AS THE CASE MAY BE; OR

         (D) IN THE UNITED STATES OF AMERICA TO A TRANSFEREE TO WHOM SUCH SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144 UNDER THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO THE TRUSTEE AND THE SELLER (OR ANY DESIGNATED AGENT OF EITHER OF THE FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE SELLER, AN OPINION CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, RENDERED BY A NATIONALLY RECOGNIZED LAW FIRM AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND/OR THE SELLER, AS THE CASE MAY BE.

             EACH CERTIFICATEHOLDER (OTHER THAN THE SELLER OR THE PARTNERSHIP), BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE, FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE SELLER, THE COMPANY AS THE MASTER SERVICER, SSC MASTER TRUST I (THE "TRUST"), ING BARING (U.S.) SECURITIES, INC. AS THE

PLACEMENT AGENT AND THE TRUSTEE THAT SUCH CERTIFICATEHOLDER IS NOT AND WILL NOT BECOME AN ENTITY THAT, FOR FEDERAL INCOME TAX PURPOSES, IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION (ANY OF WHICH (OTHER THAN THE SELLER OR THE PARTNERSHIP, A "PASS THROUGH ENTITY") FOR SO LONG AS SUCH A CERTIFICATEHOLDER HOLDS A BENEFICIAL INTEREST IN THIS CERTIFICATE .

             THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO (A) ANY PERSON WHO IS NOT A "UNITED STATES PERSON" WITHIN THE MEANING OF SECTION 7701(a)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (B) ANY PASS-THROUGH ENTITY, (C) ANY PERSON THAT IS, OR IS REQUIRED TO BE (REGARDLESS OF WHETHER IT IN FACT IS), REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR IS EXCLUDED FROM THE DEFINITION OF "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT CONTAINED IN
SECTION 3(c)(1) OR SECTION 3(c)(7) THEREOF, IN EACH CASE, TO THE EXTENT THAT SUCH PERSON WOULD BENEFICIALLY OWN, AT THE TIME OF (AND AFTER GIVING EFFECT TO) SUCH TRANSFER, 10% OR MORE OF EITHER (1) THE AGGREGATE PRINCIPAL BALANCE OF THE SERIES 1997-1 CERTIFICATES OUTSTANDING AT SUCH TIME OR (2) THE AGGREGATE PRINCIPAL BALANCE OF ALL CERTIFICATES OF ALL SERIES OUTSTANDING AT SUCH TIME,
(D) ANY OTHER PERSON WHICH FOR PURPOSES OF THE INVESTMENT COMPANY ACT (X) WAS FORMED FOR THE PURPOSE OF INVESTING IN THE CERTIFICATES ISSUED BY THE TRUST OR WOULD OTHERWISE BE TREATED AS MORE THAN ONE PERSON FOR PURPOSES OF DETERMINING THE NUMBER OF BENEFICIAL OWNERS OF THE CERTIFICATES ISSUED BY THE TRUST, OR (Y) WOULD CAUSE THE NUMBER OF BENEFICIAL OWNERS OF SECURITIES ISSUED BY THE TRUST (OTHER THAN SHORT TERM PAPER) TO EXCEED 100, (E) ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR WOULD CAUSE THE ASSETS OF THE TRUST TO BE DEEMED TO BE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" FOR PURPOSES OF ERISA OR TO BE ASSETS OF A "PLAN" FOR PURPOSES OF SECTION 4975 OF THE CODE OR (F) ANY PERSON IF SUCH SALE, TRANSFER OR CONVEYANCE WOULD CAUSE THE TRUST TO HAVE MORE THAN 85 BENEFICIAL OWNERS OF THE CERTIFICATES (OTHER THAN THE SELLER, THE PARTNERSHIP OR ANY AFFILIATE THEREOF) AFTER

APPLICATION OF APPLICABLE OWNERSHIP AND ANTI-AVOIDANCE RULES UNDER SECTION 7704 OF THE CODE AND THE TREASURY REGULATIONS THEREUNDER OR WOULD CAUSE THE TRUST (OR ANY PORTION THEREOF) TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (AND IN EACH OF THE CASES IN CLAUSES (A), (B), (C),
(D) (OTHER THAN SUBCLAUSE (Y) THEREOF) AND (E) EACH PROSPECTIVE PURCHASER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY SERIES 1997-1 CERTIFICATES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED).

             THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH (1) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER MARKET OR AN INTERDEALER

QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CERTIFICATES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

             EACH CERTIFICATEHOLDER (INCLUDING ANY TRANSFEREE OF ANY LEGAL OR BENEFICIAL INTEREST THEREIN) REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE SELLER, THE MASTER SERVICER, THE TRUST, THE PLACEMENT AGENT AND THE TRUSTEE THAT, EITHER (I) THE CERTIFICATEHOLDER IS NOT AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN ERISA, WHETHER OR NOT SUBJECT TO ERISA, OR A "PLAN" AS DEFINED IN
SECTION 4975 OF THE CODE OR ANY PERSON WHICH IS DIRECTLY OR INDIRECTLY PURCHASING OR HOLDING THE CERTIFICATE OR ANY INTEREST THEREIN ON BEHALF OF, OR WITH ASSETS OF, ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN OR (II) THE CERTIFICATEHOLDER (OR TRANSFEREE, AS THE CASE MAY BE), AT ITS EXPENSE, HAS DELIVERED TO THE TRUSTEE AND THE SELLER A CERTIFICATION OF FACTS AND IF REQUESTED BY THE TRUSTEE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE TO PERMIT THE DETERMINATION BY THE TRUSTEE THAT THE PURCHASE AND HOLDING OF A CERTIFICATE BY SUCH

CERTIFICATEHOLDER (OR TRANSFEREE, AS THE CASE MAY BE) WILL NOT RESULT IN ANY OF
(X) THE ASSETS OF THE TRUST BEING DEEMED FOR ANY PURPOSES OF ERISA, OR SECTION 4975 OF THE CODE, TO CONSTITUTE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO TITLE I OF ERISA OR ANY "PLAN" AS DEFINED IN SECTION 4975 OF THE CODE, (Y) A NON-EXEMPT "PROHIBITED TRANSACTION" UNDER, AND AS DEFINED IN, SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (Z) THE IMPOSITION ON THE TRUSTEE, THE TRUST, THE PLACEMENT AGENT, THE MASTER SERVICER OR THE SELLER OF ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT."

             (iii) The Purchaser will not sell, transfer or otherwise convey
                   Class A Certificates to (A) any Foreign Person, (B) any Pass-Through Entity, (C) any Person that is, or is required to be (regardless of whether it in fact is), registered as an investment company under the Investment Company Act or is excluded from the definition of "investment company" under the Investment Company Act contained in Section 3(c)(1) or
                   Section 3(c)(7) thereof, in each case, to the extent that such Person would beneficially own, at the time of (and after giving effect to) such transfer, 10% or more of either (1) the Aggregate Principal Balance of the Series 1997-1 Certificates outstanding at such time or (2) the Aggregate Principal Balance of all Certificates of all Series outstanding at such time, (D) any other Person which for purposes of the Investment Company Act (x) was formed for the purpose of investing in the Certificates or would otherwise be treated as more than one Person for purposes of determining the number of beneficial owners of the Certificates issued by the Trust, or (y) would cause the number of beneficial owners of securities issued by the Trust (other than short term paper) to exceed 100, (E) any Person in respect of which the purchase or holding thereof would constitute a "prohibited transaction" under ERISA or Section 4975 of the Internal Revenue Code or would cause the assets of the Trust to be deemed to be assets of any "Employee Benefit Plan" for purposes of ERISA or to be assets of a "Plan" for purposes of Section 4975 of the Internal Revenue Code or (F) any Person if such sale, transfer or conveyance would cause the Trust to have more than 85 beneficial owners of the Certificates (other than the Seller, the Company or any Affiliate thereof) after application of applicable ownership and anti-avoidance rules under Section 7704 of the Internal Revenue Code and the Treasury Regulations thereunder or would cause the Trust (or any portion thereof) to be classified as a publicly traded partnership for Federal income tax purposes (and in each of the cases in clauses (A), (B), (C), (D) (other than subclause (y) thereof) and (E) each prospective purchaser shall be required to represent and warrant that it is not such a Person prior to its purchase of any Class A Certificates and to the extent any such representation and warranty is incorrect such sale shall be rescinded and deemed not to have occurred).

             (iv) Each Purchaser will notify any prospective purchaser, pledgee or other transferee of any Class A Certificates from such Purchaser of the transfer restrictions referred to in this
                   Section 6.01(h).

                 It is hereby understood and agreed that the disposition of the Class A Certificates shall remain solely within the control of the Class A Certificateholders.

             (e) The Purchaser hereby represents and warrants that either (i) the Purchaser (or any Person for whose account the Purchaser is purchasing the Class A Certificates) is not an "employee benefit plan" as defined in ERISA, whether or not subject to ERISA, or a "plan" as defined in section 4975 of the Internal Revenue Code or any person which is directly or indirectly purchasing or holding the Certificate or any interest therein on behalf of, or with assets of, any such employee benefit plan or plan or (ii) the acquisition, holding and/or continued ownership of the Class A Certificates by the Purchaser (or transferee, as the case may be) will not (x) result in the assets of the Trust being deemed for any purpose of ERISA or Section 4975 of the Internal Revenue Code to constitute assets of any "employee benefit plan" subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Internal Revenue Code, (y)

subject the Trustee, the Trust or the Seller to any obligation in addition to those undertaken in the Pooling and Servicing Agreement or (z) result in a "prohibited transaction" under, and as defined in, ERISA or Section 4975 of the Internal Revenue Code by virtue of the applicability with respect thereto, as of the date of the Purchaser's (or transferee's, as the case may be) purchase of the Class A Certificates and at all times thereafter while the Purchaser (or transferee, as the case may be) owns or holds any of the Class A Certificates, of one of the Prohibited Transaction Class Exemptions or the Exception set forth on the attached Schedule I, designated on such Schedule by the Purchaser (or transferee, as the case may be) and upon the request of the Trustee or the Seller, such Purchaser (or transferee, as the case may be) will at its own expense, deliver an opinion of counsel to such effect, to the Trustee and the Seller. In the event that the Purchaser (or any transferee of any legal or beneficial interest therein) is relying on clause (ii) of the preceding sentence, the Purchaser (or such transferee, as the case may be) must deliver to the Trustee the Benefit Plan Disclosure Letter attached hereto as Schedule II.

             (f) The Purchaser hereby represents and warrants and covenants that

                  (i)   it is not a Foreign Person;

                  (ii) it is not a Pass-Through Entity and by accepting a beneficial interest in the Class A Certificates, the Purchaser agrees that it will not become a Pass Through Entity for so long as the Purchaser holds a beneficial interest in any Class A Certificates;

                  (iii) it is not registered, nor is it required to be
                        registered, as an investment company under the Investment Company Act, and does not rely on the exclusion from the definition of "investment company" contained in Section 3(c)(1) or 3(c)(7) of the Investment Company Act to avoid such registration;

                  (iv) after giving effect to the purchase of Class A Certificates contemplated hereby, Purchaser will beneficially own:

                        (a) that dollar amount set forth next to its name on the
                            signature pages hereto of the Aggregate Principal Balance of the Class A Certificates; and

                        (b) that dollar amount set forth next to its name on the
                            signature pages hereto of the Aggregate Principal Balance of all Certificates of all Series.

                         and


                  (v) for purposes of the Investment Company Act, it has not been formed for the purpose of investing in the Certificates and it would not be otherwise treated as more than one Person for purposes of determining the number of beneficial owners of the Certificates issued by the Trust.

             (g) The Purchaser will not acquire, sell, trade or transfer, nor will it market an interest in the Class A Certificate, on or through (i) an "Established Securities Market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code and any proposed, temporary or final Treasury Regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "Secondary Market" within the meaning of Section 7704(b)(2) of the Internal Revenue Code and any proposed, temporary or final Treasury Regulation thereunder, including a market wherein interests in the Class A Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

             (h) The Purchaser represents and warrants unless it has otherwise specified to the Seller, the Trustee and the Placement Agent prior to such Purchaser's purchase of any of the Class A Certificates, that the Purchaser is not acting in a fiduciary capacity in purchasing the Class A Certificates.

             (i) The Purchaser will not sell, transfer or otherwise convey any Class A Certificate (or beneficial interest therein) to any Person unless the Purchaser confirms that, after giving effect to such sale, transfer or conveyance, the number of current holders of such Class A Certificate (or beneficial interests therein) including the Purchaser plus the number of the current holders of all other Class A Certificates (or beneficial interest therein) that either were originally issued to such Purchaser or any other member of such Purchaser's Purchaser Group, on June 13, 1997 (the "Original Certificates") or were issued after June 13, 1997 but which relate to the Original Certificates, would exceed either the number of permitted holders set forth opposite such Purchaser's signature on the signature pages hereof or beneath the "Purchaser Group" heading related to such Purchaser on the signature pages hereof.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.01 Indemnification by the Seller. Without limiting any other rights which the Purchaser may have hereunder or under applicable law, but without duplication, the Seller hereby agrees to indemnify the Purchaser and the Trustee and each such Person's permitted successors and assigns and all officers, directors, agents and employees of the foregoing (each of the foregoing Persons being individually referred to herein as an "Indemnified Party") from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements, awarded against or incurred by any Indemnified Party relating to or resulting from or in connection with a breach of Seller's representations hereunder or the failure by the Seller to comply with (i) any term, provision or covenant contained in this Agreement, the Pooling and Servicing Agreement or the Series Supplement, or (ii) any agreement executed in connection therewith or with any applicable law, rule or regulation with respect thereto (all of the foregoing losses being called the "Indemnified Losses").

         Any Indemnified Amounts payable by the Seller under this Section 7.01 shall be payable solely from Available Seller Funds and be paid by the Seller to the Purchaser within five (5) Business Days following the Purchaser's written demand therefor, setting forth in reasonable detail the basis for such demand. The agreements of the Seller contained in this Section 7.01 shall survive the Closing Date. In addition, in no event shall Indemnified Losses include any consequential, special or punitive damages. Nothing in this Section 7.01 shall require the Seller to pay Indemnified Amounts if after payment thereof the Seller would be insolvent or fail to maintain a net worth sufficient to carry on its business as then being conducted and pay its debts as they generally become due. The provisions of this Section 7.01 shall survive the termination of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01 Amendments; etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Seller, the Trustee and each affected Purchaser, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


         SECTION 8.02 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (excluding telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address set forth below its name on the signature pages hereto or at such other address as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by mail, three (3) Business Days following such posting, postage prepaid, U.S. certified or registered, (ii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when received at the address specified on the signature pages hereof.

         SECTION 8.03 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

         SECTION 8.05 No Proceedings. Each of the Seller, the Trustee and each Purchaser, by entering into this Agreement, covenant and agree that they will not at any time institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency, or liquidation or other similar proceedings under any federal or state bankruptcy, insolvency or other similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar Person for the Seller or the Trust or any substantial portion of their respective assets until, in each case, one year and one day after the Collection Date of the last outstanding Series.

         SECTION 8.06 WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (WHETHER IN CONTRACT OR IN TORT) ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN AND/OR IN THE POOLING AND SERVICING AGREEMENT OR THE SERIES SUPPLEMENT AND FOR ANY COUNTERCLAIM RELATING THERETO.

         SECTION 8.07 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties hereto and each of their respective successors and assigns.

         SECTION 8.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 8.09 Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale and transfer of the Class A Certificates.

         SECTION 8.10 Limitations on Liability. (a) Notwithstanding any provision to the contrary in this Agreement, indemnification payments and other amounts described herein as payable by the Seller hereunder, whether following demand, within a specified time period or otherwise shall only be payable from Available Seller Funds (and, as a result, may be payable from any Trust Asset only if, to the extent that, and after such Trust Asset shall have been distributed to the Seller in accordance with the terms of the Pooling and Servicing Agreement and the Series Supplement). Unless and until Available Seller Funds become available to pay any such amount, such amount shall not be due and payable until a year and a day after the Collection Date for the last then outstanding Series.

             (b) None of the members, managers, officers, employees, agents, stockholders, holders of limited liability company interests, officers or directors of or in the Seller or any such holders, past, present or future, shall be under any liability to the Trust, the Trustee, the Purchasers or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Seller, this Agreement and the obligations created thereunder and hereunder shall be, to the fullest extent permitted under applicable law, solely the limited liability company obligations of the Seller. The Seller and any member, manager, officer, employee, agent, stockholder, holder of limited liability company interest, officer or director of or in the Seller, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Seller or any Affiliate thereof) respecting any matters arising hereunder.

                                  * * * *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:                 J. G. WENTWORTH RECEIVABLES I LLC
-------
                        By:   J.G. Wentworth S.S.C. Limited Partnership, a
                              member
                        By:   J.G. Wentworth Structured Settlement Funding
                              Corporation, its General Partner

                        By: _________________________
                            Name:
                            Title:

                              300 Delaware Avenue, Suite 1704
                              Wilmington, DE  19801
                              Attention:____________________


ISSUER:                 SSC MASTER TRUST I
-------                 By:  PNC Bank, National Association,
                        (not individually but solely in its capacity as Trustee)



                        By: _________________________________
                            Name:
                            Title:
                              c/o PNC Bank DE
                              222 Delaware Avenue, 17th Floor
                              Wilmington, DE  19801
                              Attention: ___________________


TRUSTEE:                PNC BANK, NATIONAL ASSOCIATION
--------                (not individually but solely in its capacity as Trustee)


                        By: _________________________________
                            Name:
                            Title:

                              c/o PNC Bank, DE
                              222 Delaware Avenue, 17th Floor
                              Wilmington, DE  19801
                              Attention: ___________________

PURCHASER GROUP #1
THE JOHN HANCOCK PURCHASER GROUP

Number of Permitted Holders 6


PURCHASER A                        JOHN HANCOCK MUTUAL LIFE INSURANCE
Aggregate Principal                COMPANY
Balance of Class A
Certificates
$33,546,609
                                   By: _________________________________
                                       Name:
                                       Title:
Aggregate Principal
Balance of all Certificates            John Hancock Place
of all Series                          200 Clarendon Street
$33,546,609                            Boston, MA 02117
                                       Attention:  Securities Accounting
                                                   Division T-10

Number of Permitted
Holders 4




PURCHASER B                        JOHN HANCOCK LIFE INSURANCE COMPANY
Aggregate Principal                OF AMERICA
Balance of Class A
Certificates
$2,000,000
                                   By: _________________________________
                                       Name:
                                       Title:
Aggregate Principal
Balance of all Certificates            John Hancock Place
of all Series                          200 Clarendon Street
$2,000,000                             Boston, MA 02117
                                       Attention:  Securities Accounting
                                                   Division T-10

Number of Permitted
Holders 1

PURCHASER C                            JOHN HANCOCK VARIABLE LIFE INSURANCE
Aggregate Principal                    COMPANY
Balance of Class A
Certificates
$4,000,000
                                       By: _________________________________
                                           Name:
                                           Title:
Aggregate Principal
Balance of all Certificates                John Hancock Place
of all Series                              200 Clarendon Street
$4,000,000                                 Boston, MA 02117
                                           Attention:  Securities Accounting
                                                       Division T-10

Number of Permitted
Holders 1


PURCHASER GROUP #2
THE AEGON PURCHASER GROUP

Number of Permitted Holders 3


PURCHASER D                            LIFE INVESTORS INSURANCE COMPANY OF
Aggregate Principal                    AMERICA
Balance of Class A

Certificates
$4,500,000
                                       By: _________________________________
                                           Name:
                                           Title:
Aggregate Principal
Balance of all Certificates                AEGON USA Investment Management, Inc.
of all Series                              4333 Edgewood Road, N.E.
$4,500,000                                 Cedar Rapids, IA 52499-5112
                                           Attention:  Director of Private
                                                       Placements

Number of Permitted
Holders 1

PURCHASER E                            BANKERS UNITED LIFE ASSURANCE COMPANY
Aggregate Principal
Balance of Class A
Certificates
$7,500,000
                                       By: _________________________________
                                           Name:
                                           Title:
Aggregate Principal
Balance of all Certificates                AEGON USA Investment Management, Inc.
of all Series                              4333 Edgewood Road, N.E.
$7,500,000                                 Cedar Rapids, IA 52499-5112
                                           Attention:  Director of Private
                                                       Placements

Number of Permitted
Holders 1



PURCHASER F                            AUSA LIFE INSURANCE COMPANY, INC.
Aggregate Principal
Balance of Class A
Certificates
$3,000,000
                                       By: _________________________________
                                           Name:
                                           Title:
Aggregate Principal
Balance of all Certificates                AEGON USA Investment Management, Inc.
of all Series                              4333 Edgewood Road, N.E.
$3,000,000                                 Cedar Rapids, IA 52499-5112

                                           Attention:  Director of Private
                                                       Placements

Number of Permitted
Holders 1

PURCHASER GROUP #3
THE CONNING PURCHASER GROUP

Number of Permitted Holders 1


PURCHASER G                           COVA FINANCIAL SERVICES LIFE INSURANCE
Aggregate Principal                   COMPANY
Balance of Class A
Certificates
$5,000,000
                                      By: _________________________________
                                          Name:
                                          Title:
Aggregate Principal
Balance of all Certificates           Conning Asset Management
of all Series                         P.O. Box 418
$5,000,000                            St. Louis, MO 63166
                                      Attention:  Investment Accounting

Number of Permitted                   with copies to:
Holders 1                             COVA Financial Services Life Insurance Co.
                                      c/o The Northern Trust Company
                                      P.O. Box 92996
                                      Chicago, IL 60675

                                   SCHEDULE I
                                       to
                       THE CERTIFICATE PURCHASE AGREEMENT


                                ERISA Exemptions


Prohibited Transaction Class Exemptions ("PTCE"):


1. PTCE 96-23, regarding transactions effected by "in-house managers", as defined therein.

2.  PTCE 95-60, regarding investments by insurance company general accounts.

3. PTCE 90-1, regarding investments by insurance company pooled separate accounts.

4.  PTCE 91-38, regarding investments by bank collective investment funds.

5. PTCE 84-14, regarding transactions effected by "qualified professional asset managers", as defined therein.


Exception:

Purchaser is not an employee benefit plan subject to Title I of ERISA, a plan as defined in Section 4975 of the Internal Revenue Code or an entity that is deemed for any purpose of ERISA or Section 4975 of the Internal Revenue Code to hold assets of any such employee benefit plan or plan and is not acting on behalf of any such employee benefit plan, plan or entity.

                                   SCHEDULE II
                                       to
                       THE CERTIFICATE PURCHASE AGREEMENT


                         Benefit Plan Disclosure Letter


                                                                         [Date]

PNC Bank, National Association,.
  as Trustee


The Purchaser (or any transferee of any legal or beneficial interest therein, as the case may be) hereby represents and warrants that:

         (i) if the Purchaser (or transferee, as the case may be) is an insurance company using assets from its general account, the percentage of the assets of such general account used to purchase the Series 1997-1 Certificates that represents plan assets does not exceed the percentage set forth below and the Aggregate Principal Balance of Class A Certificates owned by the Purchaser (or the transferee, as the case may be) equals the amount set forth below:


                           ----------%                        $--------------


         (ii) if the Purchaser (or transferee, as the case may be) is an entity, other than an insurance company using assets from its general account, the underlying assets of which are considered for any purpose of ERISA or section 4975 of the Internal Revenue Code to be assets of any "employee benefit plan" or any "plan" (as defined in Section 4975 of the Internal Revenue Code), the percentage of the assets of such entity that represents plan assets does not exceed the percentage set forth below and the Aggregate Principal Balance of Class A Certificates owned by the Purchaser (or the transferee, as the case may be) equals the amount set forth below:

                           ----------%                        $--------------

         (iii) if the Purchaser (or transferee, as the case may be) is an "employee benefit plan" as defined in ERISA, whether or not subject to ERISA, or a "plan" as defined in section 4975 of the Internal Revenue Code, the Aggregate Principal Balance of Series 1997-1 Certificates owned by such Purchaser (or transferee, as the case may be) equals the following amount:

                                    $----------------------

The Purchaser (and each transferee thereof, as the case may be) hereby further represents and warrants that it will not transfer the Series 1997-1 Certificates owned by it to an "employee benefit plan" as defined in ERISA, whether or not subject to ERISA, or a "plan" as defined in section 4975 of the Internal Revenue Code or any person which is directly or indirectly purchasing or holding the Series 1997-1 Certificates or any interest therein on behalf of, or with assets of, any such employee benefit plan or plan (each such employee benefit plan, plan or person, a "benefit plan investor") unless (a) the transferee delivers this Benefit Plan Disclosure letter to the Trustee and the Trustee consents to such transfer and (b) the transferee agrees that it will not transfer the Series 1997-1 Certificates unless its transferees comply with the requirements of the preceding clause (a) and this clause (b). The Purchaser (and each transferee thereof, as the case may be) understands that the Trustee shall not consent to any transfer to a benefit plan investor unless the Trustee has determined that the aggregate ownership by benefit plan investors is less than 25% of the Aggregate Principal Balance of each Class of Certificates of the Issuer (determined by not including the investments of persons with discretionary authority or control over the assets of the Issuer, any person who renders investment advice for a fee with respect to such assets and their respective affiliates).



                                   [PURCHASER]



                                   By:_________________________
                                      Name:
                                      Title:

                                    EXHIBIT A


                             [FORM OF SELLER ORDER]

                                    EXHIBIT B

                           TRUSTEE ACCOUNT INFORMATION



PNC Bank, Wilmington Delaware

ABA # 031100089

Credit A/C Name Trust Funds

Credit A/C #5678702981

Further Credit 47-47-002-3011565

RE:  Wentworth Certificate Proceeds

                                    EXHIBIT C


                           [LIST OF CLOSING DOCUMENTS]